                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        Advantage Marketing Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

ADVANTAGE MARKETING SYSTEMS, INC.

                                          2601 Northwest Expressway, Suite 1210W
                                              Oklahoma City, Oklahoma 73112-7293
                                                       Telephone: (405) 842-0131

                            NOTICE OF ANNUAL MEETING

TO THE SHAREHOLDERS:

         The Annual Meeting of the Shareholders of Advantage Marketing Systems, Inc., an Oklahoma corporation (the "Company"), will be held at the Myriad Convention Center in downtown Oklahoma City, Oklahoma, on July 8, 2000, commencing at 2:00 p.m., Central Daylight-Savings Time, and thereafter as it may be adjourned from time to time, for the following purposes:

1. To elect one director of the Company to hold office until the 2003 annual meeting of shareholders and until his successor shall have been duly elected and qualified;

2. To elect one director of the Company to hold office until the 2001 annual meeting of shareholders and until his successor shall have been duly elected and qualified;

3. To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company for 2000; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Holders of record of Common Stock at the close of business on May 23, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The accompanying Proxy Statement contains information regarding the matters to be considered at the Annual Meeting. Copies of this Notice and the accompanying Proxy Statement were first mailed to Shareholders on or about May 31, 2000. For reasons set forth in the attached Proxy Statement, the Board of Directors recommends a vote "FOR" the matters being voted upon.

         YOUR ATTENDANCE OR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY, USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS:

                                           Roger P. Baresel, Corporate Secretary

Oklahoma City, Oklahoma
May 31, 2000

                                PROXY STATEMENT

                                ---------------

                        ADVANTAGE MARKETING SYSTEMS, INC.
                     2601 NORTHWEST EXPRESSWAY, SUITE 1210W
                       OKLAHOMA CITY, OKLAHOMA 73112-7293
                                 (405) 842-0131

                                ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 8, 2000

                     SOLICITATION AND REVOCATION OF PROXIES

         We at Advantage Marketing Systems, Inc. are furnishing this Proxy Statement in connection with the Annual Meeting (the "Annual Meeting") of the holders of our Common Stock (individually "Shareholder" or collectively "Shareholders") to be held at 2:00 p.m., Central Daylight-Savings Time, on July 8, 2000, at the Myriad Convention Center in downtown Oklahoma City, Oklahoma, and any adjournment thereof. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about May 31, 2000, to our Shareholders of record on May 23, 2000.

         If the accompanying Proxy is properly executed and returned, the shares of Common Stock represented by the Proxy will be voted at the Annual Meeting. If you indicate in your Proxy a choice with respect to any matter to be acted upon, your shares will be voted in accordance with your choice. If no choice is indicated, your shares will be voted "FOR" the election of the nominees for director listed below and the ratification of the appointment of the independent auditor. Our Shareholders will also consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. You may revoke your Proxy by giving written notice of your revocation to our Secretary at any time before your Proxy is voted, by executing another valid Proxy bearing a later date and delivering the new Proxy to our Secretary prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

         Neither the corporate laws of the State of Oklahoma, the state in which we are currently incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy will be borne by us. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by members of our Board of Directors or our employees who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

                          SHAREHOLDERS ENTITLED TO VOTE

         Shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on May 23, 2000 (the "Record Date"), of the 4,305,942 shares of Common Stock then outstanding. Each holder of a share of Common Stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers and directors own a total of 660,139 shares, or 15.3 percent of the issued and outstanding Common Stock, and intend to vote all of these shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. All matters to be brought before the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

         THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

GENERAL

         The following table presents certain information as to the beneficial ownership of our common stock as of May 23, 2000, of

- each person who is known to us to be the beneficial owner of more than 5% of our common stock,

-        each of our directors and executive officers,

-        our executive officers and directors as a group, and

-        their percentage holdings of our outstanding shares of common stock.

For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owned at May 23, 2000, including shares of our common stock that such person has the right to acquire within 60 days of this date, upon exercise of options and warrants. However, such shares are not included for the purposes of computing the number of shares beneficially owned and percent of our outstanding common stock of any other named person.

                                                           COMMON STOCK
                                                    -----------------------------
                                                       SHARES         PERCENT OF
                                                    BENEFICIALLY        SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                   OWNED          OUTSTANDING
------------------------------------                ------------      -----------

John W. Hail (1)(2)                                    629,263            13.8%

Curtis H. Wilson (3)                                   258,507             5.7%

Harland C. Stonecipher (4)                             180,768             4.2%

Roger P. Baresel (1)(5)                                175,724             4.0%

Dennis P. Loney (1)(6)                                 130,903             3.0%


R. Terren Dunlap (1)                                    17,500              .4%

Jimmy L. Dungan (1)(7)                                   9,781              .2%


Executive Officers and Directors as a group
   (six persons)(8)                                  1,143,939            23.9%

------------------------
(1) A director or an executive officer with a business address of 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293.

(2)      The number of shares consist of and each percentage presented includes

         - 250,000 shares of our common stock that are subject to currently exercisable stock options, 100 shares of our common stock that are subject to currently exercisable 1997-A warrants and 1,100 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Mr. Hail,

         - 12,727 shares of our common stock and 1,000 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants owned by corporations controlled by Mr. Hail, and

         - 1,772 shares of our common stock and 1,000 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Helen Hail, wife of Mr. Hail, with respect to which Mr. Hail disclaims any beneficial interest.

(3) A former director, with a business address of 10121 NW 7th Street, Plantation, Florida 33324. The number of shares and each percentage presented includes

         - 250,000 shares of our common stock that are subject to currently exercisable stock options held by Mr. Wilson and

         - 3,000 shares of our outstanding common stock and 3,000 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Ruth Wilson, wife of Mr. Wilson, with respect to which Mr. Wilson disclaims any beneficial interest.

(4) Mr. Stonecipher is a director with a business address of 321 East Main Street, Ada, Oklahoma 74820, and Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. The number of shares consist of and each percentage presented is based upon 180,768 shares of our outstanding common stock held by Pre-Paid Legal Services, Inc., which may be deemed to be beneficially owned by Mr. Stonecipher.

(5)      The number of shares consist of and each percentage presented includes

         - 7,500 shares of our outstanding common stock jointly held by Mr. Baresel and his wife, Judith A. Baresel,

         - 2,000 shares of our common stock that are subject to currently exercisable 1997-A warrants and 1,000 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Mr. Baresel,

         - 12,500 shares of our common stock that are subject to currently exercisable stock options held by Mr. Baresel,

         -        39,386 shares of our outstanding common stock held by Mrs.
                  Baresel,

         * 100 shares of our common stock that are subject to currently exercisable 1997-A warrants held by Mrs. Baresel,

         - 87,500 shares of our common stock that are subject to currently exercisable stock options,

         - 6,100 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Mrs. Baresel, and

         - 12,500 shares of our common stock that are subject to currently exercisable stock options held by Mrs. Baresel as the custodian for the benefit of the children of Mr.

                  and Mrs. Baresel, with respect to which Mr. Baresel disclaims any beneficial interest.

(6)      The number of shares and each percentage presented includes

         - 29,725 shares of our common stock that are subject to currently exercisable stock options held by Mr. Loney,

         * 6,750 shares of our outstanding common stock held by Denise Loney, wife of Mr. Loney, and

         * 79,000 shares of our common stock that are subject to currently exercisable stock options held by Mrs. Loney.

(7)      The number of shares and each percentage presented includes

         * 9,606 shares of our outstanding common stock held by Pat Dungan, wife of Mr. Dungan, and

         * 175 shares of our common stock that are subject to currently exercisable 1997-A warrants held by Mrs. Dungan.

(8)      The number of shares and each percentage presented includes

         - 2,375 shares of our common stock that are subject to currently exercisable 1997-A warrants,

         - 10,200 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants, and

         - 471,225 shares of our common stock that are subject to other currently exercisable stock options.

                              PROPOSALS ONE AND TWO

                              ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors shall consist of not less than one nor more than twelve directors, as determined from time to time by resolution of our Board of Directors. The number of directors is currently fixed at five. In general, the directors are divided into three classes. Class I Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2002, Class II Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2000, and Class III Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2001. Each director holds office for the term to which he is elected and until his successor is duly elected and qualified. Mr. Stonecipher is serving as a Class I Director under a term expiring in 2002, Mr. Dunlap is serving as a Class II Director under a term expiring in 2000, and Messrs. Hail and Baresel are serving as Class III Directors under terms expiring in 2001. Mr. Dungan is serving as a director under a term expiring in 2000. At each of our annual shareholders meeting, the successor to a member of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual shareholders meeting held in the third year following the year of his election.

         Our Board of Directors has nominated R. Terren Dunlap for re-election as a director for a term ending in 2003 and Jimmy L. Dungan for re-election as a director for a term ending in 2001 and until their successors shall have been duly elected and qualified. The persons named as proxies in the accompanying Proxy, who have been designated by our Board of Directors, intend to vote, unless otherwise instructed in the Proxy, for the election of Messrs. Dunlap and Dungan. Should any nominee named herein become unable for any reason to stand for election as a director, the persons named in the Proxy will vote for the election of such other person as our Board of Directors may recommend. We know of no reason why the nominees will be unavailable or unable to serve.

         The affirmative vote of the holders of a majority of our Common Stock shares present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF R. TERREN DUNLAP AND JIMMY L. DUNGAN TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

INFORMATION ABOUT EACH DIRECTOR AND NOMINEE DIRECTOR OF ADVANTAGE MARKETING SYSTEMS, INC.

         JOHN W. HAIL is our founder and has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in June 1988. During 1987 and through May 1988, Mr. Hail served as Executive Vice President, Director and Agency Director of Pre-Paid Legal Services, Inc., a public company engaged in the sale of legal services contracts, and also served as Chairman of the Board of Directors of TVC Marketing, Inc., the exclusive marketing agent of Pre-Paid Legal Services, Inc. Since 1998, Mr. Hail has served as a Director of Pre-Paid Legal Services, Inc. In March 1999, Mr. Hail became a director of DuraSwitch Industries, Inc., a company that developed and distributes electronic switches.

         ROGER P. BARESEL has served as our Vice President, Chief Financial Officer, Secretary and a Director since June 1995. In July 1995, he became our President. Mr. Baresel is a Certified Public Accountant and holds a Master of Business Administration degree. From 1988 until joining us full-time in 1995, he maintained an accounting practice, specializing in providing consulting services to small and growing businesses and provided consulting services to us.

         R. TERREN DUNLAP has served as one of our directors since June 1995. He is Chief Executive Officer of DuraSwitch Industries, Inc., a company formed in 1997 that developed and distributes electronic switches. He served as our Vice President-International Development from June 1995 through March 1996. Mr. Dunlap is a Director and the co-founder, and from 1984 and until March 1994 served as Chief Executive Officer and Chairman of the Board, of Go-Video, Inc., a developer and distributor of consumer electronics products.

         HARLAND C. STONECIPHER has served as one of our directors since August 1995. Mr. Stonecipher has been Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. since its inception in 1972.

         JIMMY L. DUNGAN has served as one of our directors since October 1999. Mr. Dungan has been actively working full time to develop an Advantage Marketing Systems distributorship with his wife, Pat, since August 1995. The Dungans have been Platinum Distributors since November 1998 and achieved Double Platinum status in October 1999.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of the forms we received covering purchase and sale transactions in our equity securities during 1999, we believe that each person who, at any time during 1999, was a director, officer of beneficial owner of more than 10% of our Common Stock complied with all Section 16(a) filing requirements during 1999, except Jimmy L. Dungan and his wife Pat Dungan were late in filing of their initial reports upon Mr. Dungan becoming a Director in October 1999 and two reports covering small purchase transactions by Mr. Dungan during 1999.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 1999, our Board of Directors held one meeting and took action four times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meeting. Our Board of Directors does not have any standing nominating committee. The only committee that serves our Board of Directors is the audit committee established in 1997 consisting of Messrs. Stonecipher and Dunlap. Nominations of candidates for election as our directors may be made at a meeting of Shareholders by or at the direction of our Board of Directors or by any Shareholder entitled to vote at such meeting. Our Bylaws provide that the annual meeting of our shareholders will be fixed by our Board of Directors.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         OUR EXECUTIVE OFFICERS. The following Summary Compensation Table sets forth certain information relating to compensation for services rendered during the years ended December 31, 1999, 1998 and 1997, paid to or accrued for John W. Hail, our Chief Executive Officer and each of our executive officers whose 1999 salary and bonus, pursuant to a recurring arrangement, exceed $100,000.

                                                                                                       LONG-TERM
                                                                                                  COMPENSATION  AWARDS
                                                                                                ------------------------
                                                          ANNUAL COMPENSATION                   SECURITIES      EXERCISE
                                                     ------------------------------------       UNDERLYING       OR BASE
NAME AND PRINCIPAL POSITION                  YEAR    SALARY(1)      BONUS     OTHER(2)            OPTIONS         PRICE
---------------------------                 ------   ----------  -----------  -----------       ----------      --------
John W. Hail                                  1999    $ 236,801    $    --        $ --               --           $  --
    Chief Executive Officer                   1998    $  60,000    $16,565        $ --          100,000(3)        $1.75
                                              1997    $  56,539    $    --        $ --          100,000(3)        $2.70
                                                                                                100,000(3)        $6.00

Roger P. Baresel                              1999    $ 146,049    $    --        $ --               --           $ --
    President and Chief Financial             1998    $  96,304    $25,000(5)     $ --           10,000(4)        $2.00
    and Accounting Officer                                                                       43,750(4)        $2.00
                                              1997    $  91,484    $ 2,500        $ --           43,750(4)        $2.70

------------------------
(1)      Dollar value of  base salary earned during the year.
(2) We provide use of an automobile to Messrs. Hail and Baresel, the value of which is not greater than $5,000 annually.
(3) During 1997, we granted 100,000 stock options to Mr. Hail pursuant to our stock option plan, each exercisable for the purchase of one share of common stock at an exercise price of $6.00 per share (the market value of the common stock on the date of grant). The exercise price on these options was reduced to $2.70 pursuant to regrant during 1997 (which was equal to the fair value of the common stock on the date of regrant). On October 8, 1998 the exercise price on these options was reduced to of $1.75 per share pursuant to regrant (which was equal to the fair value of the common stock on the date of regrant).
(4) During 1994, we granted 10,000 stock options to Mr. Baresel, each exercisable for the purchase of one share of common stock at an exercise price of $2.16 per share (the market value of the common stock on the date of grant). The exercise price on these options was reduced to $2.00 per share pursuant to regrant (which was equal to the fair value of the common stock on the date of regrant). During 1995, we granted 43,750 stock options to Mr. Baresel, each exercisable for the purchase of one share of common stock at an exercise price of $3.60 per share (the market value of the common stock on the date of grant). During 1995, Mr. Baresel gave these options as a gift to certain members of his family. The exercise price on these options was reduced to $2.00 per share pursuant to regrant during 1997 (which was equal to the fair value of the common stock on the date of regrant). On November 18, 1998, the exercise price on these options was reduced to $2.00 per share of common stock (which was equal to the fair value of the common stock on the date of regrant).
(5)      Represents a one-time non-recurring payment.

AGGREGATE OPTION GRANTS AND EXERCISES IN 1999 AND YEAR-END OPTION VALUES

         STOCK OPTIONS AND OPTION VALUES. No options were granted to Messrs. Hail and Baresel during 1999.

         AGGREGATE STOCK OPTION EXERCISES IN 1999 AND YEAR-END AND OPTION VALUES. The following table sets forth information related to the exercise of stock options during 1999 and the number and value of options held by the named executive officer at December 31, 1999.

             STOCK OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

                                                                                                  VALUE OF UNEXERCISED
                                                                  NUMBER OF UNEXERCISED               IN-THE-MONEY
                                                                      OPTIONS AS OF                  OPTIONS AS OF
                                       SHARES                       DECEMBER 31, 1999             DECEMBER 31, 1999(1)
                                    ACQUIRED ON    VALUE       ---------------------------     ---------------------------
                                      EXERCISE   REALIZED      EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
                                    -----------  --------      -----------   -------------     -----------   -------------

John W. Hail                                 --     $    --     475,000(2)              --      $1,716,000   $        --
    Chief Executive Officer

Roger P. Baresel                         10,000     $35,600     168,750(3)              --     $   600,750   $        --
    President and Chief Financial
    and Accounting Officer

------------------------
(1) The closing sale price of our common stock as reported on the American Stock Exchange on December 31, 1999 was $5.56. The per-share value is calculated based on the applicable closing price per share, minus the exercise price, multiplied by the number of shares of our common stock underlying the options.
(2) Includes 225,000 options given by John Hail as a gift to certain members of his family in 1995.
(3) Includes 156,250 options given by Roger Baresel as a gift to certain members of his family in 1995.

COMPENSATION OF DIRECTORS

       Our directors receive $250 for each Board meeting attended; however, directors who are also our employees receive no additional compensation for serving as directors. We reimburses our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. Our Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

       Our Board of Directors has appointed Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2000. Deloitte & Touche LLP has served as our independent auditor since 1990, and, prior to its merger with Touche Ross & Co., Deloitte, Haskins & Sells had been our independent auditor since our inception. A proposal will be presented at the Annual Meeting asking our Shareholders to ratify the appointment of Deloitte & Touche LLP as our independent auditor. If our Shareholders do not ratify the appointment of Deloitte & Touche LLP, our Board of Directors will reconsider the appointment. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

       A representative of Deloitte & Touche LLP will be present at the Annual Meeting. This representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

       OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

                              CERTAIN TRANSACTIONS

       Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during the last two years. Certain of these transactions may result in conflicts of interest between us and such individuals. Although these persons have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in favor of our shareholders.

       During 1995, John W. Hail, an affiliate, entered into lease agreements covering telephone equipment and related software and requiring monthly rental payments. Such equipment and software are utilized exclusively by us. During 1998 and 1997, we made aggregate payments pursuant to such lease agreements of $17,939 and $19,427, respectively. As of December 31, 1998 these leases had terminated.

       During the first quarter of 1998, we agreed to loan John Hail, an affiliate, up to $250,000. Subsequently we also agreed to loan up to an additional $75,000. These loans are secured, bear interest at 8% per annum and become due on March 31, 2000. As of December 31, 1999, the aggregate outstanding principal balance of these loans was $313,761 plus interest. We believe that the terms of these loans are comparable with those that could have been obtained from an unaffiliated lender. These loans were unanimously approved by our board of directors.

       During 1999 and 1998, we paid Curtis H. Wilson, a former director and greater than 5% shareholder, sales commissions of $128,700 and $62,555, respectively. These commissions are based on purchases by Mr. Wilson and his downline distributors in accordance with our network marketing program in effect at the time of the sales.

       During 1999 and 1998, we paid Pat Dungan, wife of Jimmy L. Dungan, one of our Directors, sales commissions of $119,626 and $76,696, respectively. These commissions were based on purchases by the Dungans and their downline distributors in accordance with our network marketing program in effect at the time of the sales.

       During 1997, pursuant to our Stock Option Plan, we granted Mr. Hail 10-year nontransferable stock options exercisable for the purchase of 100,000 shares of our common stock for $6.00 per share. On the date of grant of these stock option, the exercise price was equal to the fair value of our common stock. These options were exchanged by Mr. Hail for 100,000 stock options having the same terms other than an exercise price of $2.70 per share of common stock, which was equal to the fair value of the common stock on the date of exchange. Subsequently, these options were exchanged by Mr. Hail on October 8, 1998 for 100,000 stock options having the same terms other than an exercise price of $1.75 per share of common stock, which was equal to the fair value of the common stock on the date of exchange.

On December 17, 1996, we adopted policies that

- any loans to officers, directors and 5% or more shareholders ("affiliates") are subject to approval by a majority of not less than two of our disinterested independent directors and

- such loans and other transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of not less than two of the disinterested independent directors.

Our board of directors is comprised of five members, two of which, R. Terren Dunlap and Harland C. Stonecipher, are independent directors.

                 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

       Our Board of Directors knows of no business that will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

       Under the existing rules of the Securities and Exchange Commission, any of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2001 annual shareholders meeting. We currently anticipates that our 2001 annual shareholders meeting will be held on or before July 31, 2001. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2001 annual shareholders meeting, any shareholder proposal must be received by April 1, 2001. It is suggested that a Shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to us at Advantage Marketing Systems, Inc., 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293, Attention: Corporate Secretary. Detailed information for submitting proposals will be provided upon written request, addressed to the Corporate Secretary.

                                  ------------

       Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciated.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Roger P. Baresel
                                              Corporate Secretary

May 31, 2000

       A COPY OF OUR ANNUAL REPORT, WHICH INCLUDES ITS FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, IS ENCLOSED HEREWITH, AND OUR QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2000, EXCLUDING CERTAIN OF THE EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING ADVANTAGE MARKETING SYSTEMS, INC., 2601 NORTHWEST EXPRESSWAY, SUITE 1210W, OKLAHOMA CITY, OKLAHOMA 73112-7293, ATTENTION: CORPORATE SECRETARY.

                         ADVANTAGE MARKETING SYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                         YOU CAN VOTE IN ONE OF TWO WAYS

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                               VOTE BY INTERNET
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It's fast, convenient, and your vote is immediately confirmed and posted.

1.  Read the accompanying Proxy Statement.
2. Go to website http://www.umb.com/proxy and follow the instructions on the screen.

Please note that all votes cast by internet must be made prior to 5:00p.m. CST, JULY 6, 2000.

    IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL

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                                 VOTE BY MAIL
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To vote by mail, read the accompanying Proxy Statement then complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.






         IF YOU ARE NOT VOTING BY INTERNET, DETACH PROXY CARD AND RETURN.

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   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  Please sign exactly as the name appears to left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                  Date:________________________________________________, 2000

                  _____________________________________________________________
                                          Signature

                  _____________________________________________________________
                                  Signature if held jointly


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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PROXY                                                                     PROXY

                       ADVANTAGE MARKETING SYSTEMS, INC.
                     2601 NORTHWEST EXPRESSWAY, SUITE 1210W
                       OKLAHOMA CITY, OKLAHOMA 73112-7203

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS OF ADVANTAGE MARKETING SYSTEMS, INC.

     THE UNDERSIGNED HEREBY APPOINTS JOHN W. HAIL AND ROGER P. BARESEL AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES EITHER OF THEM TO REPRESENT AND VOTE AS DESIGNATED BELOW, ALL THE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF ADVANTAGE MARKETING SYSTEMS,
INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON MAY 23, 2000, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY JULY 8, 2000, OR ANY ADJOURNMENT THEREOF.

     1. To consider and act upon the re-election of R. Terren Dunlap as a director for a term ending in 2003 and until his successor shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

             / / FOR                               / / WITHHOLD AUTHORITY

     2. To consider and act upon the re-election of Jimmy L. Dungan as a director for a term ending in 2001 and until his successor shall been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

             / / FOR                               / / WITHHOLD AUTHORITY

     3. To consider and act upon the ratification and the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2000. A vote "For" will represent a vote for such ratification and appointment.

             / / FOR          / /AGAINST           / / ABSTAIN

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.